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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               T/R SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                  Georgia                            58-1958870
(State of incorporation or organization)  (I.R.S. Employer Identification No.)

  1300 Oakbrook Drive, Norcross, Georgia               30093
 (Address of principal executive offices)            (Zip Code)

   Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class             Name of each exchange on which
       to be so registered             each class is to be registered

       None


   If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

   If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X]

   Securities Act registration statement file number to which this form relates:
   333-88439

   Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock" of the prospectus included in the registrant's registration statement on Form S-1, as amended (file no. 333-88439), filed with the Securities and Exchange Commission and is incorporated herein by reference.

ITEM 2.       EXHIBITS

         The following exhibits are filed as a part of this registration statement:

         Exhibit
         Number            Description
         ------            -----------
         3.1               Second Restated Articles of Incorporation
                           (incorporated by reference to Exhibit 3.1 to the
                           Form S-1 Registration Statement, as amended (file
                           no. 333-88439)).

         3.2               Restated Bylaws (incorporated by reference to
                           Exhibit 3.2 to the Form S-1 Registration Statement, as amended (file no. 333-88439)).

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  T/R SYSTEMS, INC.



                                  By:  /s/ Michael E. Kohlsdorf
                                       ----------------------------------------
                                       Michael E. Kohlsdorf
                                       President and Chief Executive Officer


Date: January 21, 2000